UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2007

                           Nascent Wine Company, Inc.

             (Exact name of registrant as specified in its charter)

       Nevada                      333-120949                 82-0576512
   (State or other           (Commission File Number)        (IRS Employer
    jurisdiction                                         Identification Number)
  of incorporation)

           2355-A Paseo de las Americas
               San Diego, California                              92154
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (619) 661-0458

              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.

On August 9, 2007 the Registrant issued the attached press release in connection with its entry into a letter of intent to acquire
Bodegas Herlomex S.A. de C.V. (dba La Bodega).


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits

99.1              Press release regarding the letter of intent to Bodegas
                  Herlomex S.A. de C.V.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Nascent Wine Company, Inc.
                                                 -------------------------------
                                                          (Registrant)

Date:                              By:     /s/ Sandro Piancone
                                           -------------------------------------
                                   Name:        Sandro Piancone
                                   Its:         Chief Executive Officer